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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-3070

                    Hilliard-Lyons Government Fund, Inc.

(Exact name of registrant as specified in charter)

          P. O. Box 32760, Louisville, Kentucky           40232-2760

(Address of principal executive offices)         (Zip code)

Joseph C. Curry, Jr.	Carol Gehl
Hilliard-Lyons Government Fund, Inc.	Godfrey & Kahn, S.C.
P. O. Box 32760	780 North Water Street
Louisville, Kentucky 40232-2760	Milwaukee, Wisconsin 53202

(Name and address of agents for service)

Registrant's telephone number, including area code: (502) 588-8602

Date of fiscal year end:      August 31

Date of reporting period:      February 28, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT TO SHAREHOLDERS.

The semi-annual report to shareholders follows.

March 13, 2006

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. (“HLGF” or the “Fund”) for the six months ended February 28, 2006.

The Federal Reserve (“Fed”) has raised short-term interest rates by increasing the federal funds rate fourteen consecutive times beginning in June 2004, to its current level of 4 1/2%. This rate is the rate charged on overnight loans between banks. It is the Fed’s primary monetary policy tool. Banks normally raise their prime lending rate following an increase in the federal funds rate. The prime lending rate is the benchmark for most consumer and business loans.This drives up the costs of borrowing which restricts consumer spending and business activity.This is how the Fed uses its ability to control the federal funds rate to influence the economy.The language in the policy statement that accompanies an action by the Fed is indicative of the Fed’s reasoning and its future course of action. In its statement accompanying the latest rate increase on January 31, 2006, the Fed indicated further rate increases may be needed to prevent inflation. This was the last meeting for Fed chairman, Alan Greenspan, who had been at the helm of the Federal Reserve since 1987. He was succeeded by Ben Bernanke. It will take time for markets to adjust to a new chairman, especially given the current uncertainty about the interest rate outlook. In a speech in February to a congressional panel, Mr. Bernanke indicated he believed the economy was in good shape. Risks to the economy include rising energy prices and softening home sales. He suggested further rate increases might be needed to keep inflation under control. The next meeting of the Fed is March 27-28. Another 1/4 of 1% rate increase is widely expected to take place at that meeting. There is less certainty about further rate increases following that.

The graphical representation of interest rates on government obligations of varying maturity dates is known as the yield curve. Under normal conditions, the yield curve would be upward sloping. Investors would earn a higher rate of return for an investment with a longer maturity date.This implies that investors expect rates to rise. An inverted yield curve would indicate that investors expect rates to fall. Research has shown that an inverted yield curve often precedes a recession. A flat yield curve indicates investors do not expect rates to change in the future. The yield curve is currently flat. The yield on the three month Treasury bill, two year Treasury note and ten year Treasury note are all about the same. There were two time periods in the 1990s when the yield curve was flat but did not invert and the economy continued without recession.

Rates on interest-bearing instruments have risen since the Fed began raising rates. With the end of rate increases in sight, short-term rates are at or near a plateau. Unlike money market funds, banks can pay a rate of their choosing on deposits. Offering rates higher than the prevailing market rate is an asset gathering tool for financial institutions. Promotional offers with high introductory rates abound. While these offers can be attractive in the short run, investors need to pay attention to the fine print. Minimum balance restrictions are common. Customers may have to deposit a sizable amount to qualify for the most attractive rate. Once the promotional period ends, an investor may end up with a lower than prevailing market rate. Some online banks are offering attractive promotional rates but online banking has limitations for many customers. Most do not offer checking accounts so cus-

tomers have to maintain a separate account at another institution and withdrawals through automatic teller machines typically incur service fees.

Unlike these set rates on bank products, the rate paid by a money market fund is derived from earnings on its investments. HLGF offers a competitive market rate along with other sought after features such as completely free, unlimited checkwriting. Each dollar invested in the Fund earns the same rate regardless of the holding period or balance of the investor. The rate paid is based on the earnings of the Fund.The Fund earns income from its investments The Fund invests exclusively in short-term securities issued by U.S. Government Sponsored Enterprises.These securities offer a high degree of credit safety. A portfolio allocation as of February 28, 2006 follows:

Portfolio Allocation1

U.S. Government Sponsored Enterprises - 100%

1 As a Percentage of total investments at February 28, 2006. Investments are subject to change daily.

The Schedule of Investments which follows, details these investments and shows the Fund was invested primarily in short-term securities issued by the Federal Home Loan Banks at February 28, 2006.

We appreciate your investment in the Fund and we remain committed to providing an attractive investment for your savings dollars.

Joseph C. Curry, Jr. President	Dianna P. Wengler Vice President and Treasurer

Understanding Your Fund’s Expenses

All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs including costs for portfolio management, administrative services and shareholder reports such as this one. Operating expenses directly reduce the investment return of a fund as they are paid from gross income. A fund’s expenses are shown by its expense ratio which is calculated as a percentage of average net assets. The following table is intended to help you understand the ongoing fees, expressed in dollars, of investing in the Fund and to be able to compare these costs with those of other mutual funds. The examples in the table are based on an initial investment of $1,000 made at the beginning of the period and held for the entire period.

The table shows costs in two ways.

Actual Return. The first line of the table below lets you estimate the actual expenses you paid over the period. It shows the expenses that would have been paid on a $1,000 investment for the period September 1, 2005 to February 28, 2006. It shows the value of the investment at the end of the period using actual returns and expenses.

You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below lets you compare the expenses of investing in the Fund with the expenses of other mutual funds. It uses a hypothetical annualized rate of return of 5% per year and the Fund’s actual expenses. All mutual fund shareholder reports will provide this information.You can compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Net	Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	9/1/05	2/28/06	Ratio	Period*

Actual Fund Return	$1,000.00	$1,015.74	.79%	$3.95
Hypothetical 5% Return	$1,000.00	$1,020.81	.79%	$3.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period; multiplied by 181/365 (to reflect the one-half year period).

Information About Proxy Voting by the Fund

The Fund invests exclusively in non-voting securities and therefore is not required to include information regarding proxy voting policies and procedures.

Information About the Fund’s Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended May 31 and November 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HILLIARD-LYONS GOVERNMENT FUND, INC.
SCHEDULE OF INVESTMENTS
(UNAUDITED)
February 28, 2006
		Cash
Principal		Equivalent	Maturity
Amount		Yield	Date	Value

	U.S. GOVERNMENT SPONSORED ENTERPRISES* —100.2%**
$30,000,000	Federal Home Loan Bank Discount Note	4.085%	03/01/06	$30,000,000
22,491,000	Federal Home Loan Bank Discount Note	4.411	03/01/06	22,491,000
25,000,000	Federal Home Loan Bank Discount Note	4.322	03/02/06	24,997,069
28,000,000	Federal Home Loan Bank Discount Note	4.335	03/03/06	27,993,420
25,000,000	Federal Home Loan Bank Discount Note	4.306	03/06/06	24,985,347
40,000,000	Federal Home Loan Bank Discount Note	4.328	03/07/06	39,971,733
15,000,000	Federal Home Loan Bank Discount Note	4.293	03/08/06	14,987,808
10,000,000	Federal Home Loan Bank Discount Note	4.383	03/08/06	9,991,678
23,000,000	Federal Home Loan Bank Discount Note	4.381	03/09/06	22,978,022
30,000,000	Federal Home Loan Bank Discount Note	4.356	03/10/06	29,968,125
32,000,000	Federal Home Loan Bank Discount Note	4.356	03/13/06	31,954,667
15,000,000	Federal Farm Credit Bank Discount Note	4.221	03/14/06	14,977,792
20,000,000	Federal Home Loan Bank Discount Note	4.288	03/15/06	19,967,528
14,100,000	Federal Home Loan Bank Discount Note	4.470	03/15/06	14,075,928
30,000,000	Federal Home Loan Bank Discount Note	4.441	03/16/06	29,945,500
38,000,000	Federal Home Loan Bank Discount Note	4.419	03/17/06	37,926,956
22,900,000	Federal Home Loan Bank Discount Note	4.412	03/20/06	22,847,788
35,000,000	Federal Home Loan Bank Discount Note	4.439	03/21/06	34,915,222
35,000,000	Federal Home Loan Bank Discount Note	4.418	03/22/06	34,912,004
16,500,000	Federal Home Loan Bank Discount Note	4.353	03/23/06	16,457,146
21,937,000	Federal Home Loan Bank Discount Note	4.143	03/24/06	21,880,729
30,000,000	Federal Home Loan Bank Discount Note	4.459	03/27/06	29,905,317
21,000,000	Federal Home Loan Bank Discount Note	4.457	03/28/06	20,931,172
20,000,000	Federal Home Loan Bank Discount Note	4.408	03/29/06	19,933,111
15,000,000	Federal Home Loan Bank Discount Note	4.459	03/30/06	14,947,196
15,000,000	Federal Home Loan Bank Discount Note	4.451	03/30/06	14,947,196
25,000,000	Federal Home Loan Bank Discount Note	4.361	03/31/06	24,911,354
15,000,000	Federal Home Loan Bank Discount Note	4.480	04/03/06	14,939,500
25,000,000	Federal Farm Credit Bank Discount Note	4.424	04/04/06	24,898,000
30,000,000	Federal Home Loan Bank Discount Note	4.428	04/05/06	29,874,000
35,000,000	Federal Home Loan Bank Discount Note	4.444	04/07/06	34,844,060
35,000,000	Federal Home Loan Bank Discount Note	4.465	04/12/06	34,822,171
38,000,000	Federal Home Loan Bank Discount Note	4.485	04/17/06	37,782,951
30,000,000	Federal Farm Credit Bank Discount Note	4.525	04/18/06	29,822,800
25,000,000	Federal Home Loan Bank Discount Note	4.496	04/19/06	24,850,788
30,000,000	Federal Home Loan Bank Discount Note	4.509	04/20/06	29,816,667
40,000,000	Federal Home Loan Bank Discount Note	4.516	04/21/06	39,750,383
40,000,000	Federal Farm Credit Bank Discount Note	4.559	04/25/06	39,728,056

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.
SCHEDULE OF INVESTMENTS—continued
(UNAUDITED)
February 28, 2006
		Cash
Principal		Equivalent	Maturity
Amount		Yield	Date	Value

$40,000,000	Federal Home Loan Bank Discount Note	4.542%	04/26/06	$39,724,356
20,000,000	Federal Farm Credit Bank Discount Note	4.543	04/28/06	19,857,256
30,000,000	Federal Home Loan Bank Discount Note	4.605	05/03/06	29,764,275
30,000,000	Federal Home Loan Bank Discount Note	4.620	05/10/06	29,737,208
30,000,000	Federal Home Loan Bank Discount Note	4.625	05/12/06	29,729,400
20,000,000	Federal Home Loan Bank Discount Note	4.483	05/17/06	19,813,917
30,000,000	Federal Home Loan Bank Discount Note	4.608	05/19/06	29,704,737
15,000,000	Federal Home Loan Bank Discount Note	4.655	05/23/06	14,842,992
25,000,000	Federal Home Loan Bank Discount Note	4.677	05/24/06	24,734,000
30,000,000	Federal Home Loan Bank Discount Note	4.698	05/26/06	29,671,767
35,000,000	Federal Home Loan Bank Discount Note	4.518	06/07/06	34,583,636
40,000,000	Federal Home Loan Bank Discount Note	4.728	06/14/06	39,463,333
30,000,000	Federal Farm Credit Bank Discount Note	4.653	06/15/06	29,600,733
26,363,000	Federal Home Loan Bank Discount Note	4.654	06/28/06	25,970,415
28,000,000	Federal Home Loan Bank Discount Note	4.733	07/12/06	27,526,224
30,000,000	Federal Home Loan Bank Discount Note	4.783	08/04/06	29,400,050

	TOTAL U. S. GOVERNMENT SPONSORED ENTERPRISES
	(at amortized cost—$1,449,054,483)			1,449,054,483

	TOTAL INVESTMENTS—100.2%
	(at amortized cost—$1,449,054,483***)			1,449,054,483
	OTHER ASSETS LESS LIABILITIES—(0.2%)			(2,714,388)

	NET ASSETS—100.0%			$1,446,340,095

*	Obligations of U.S. Government sponsored enterprises are not issued nor guaranteed by the United States Treasury.

**	The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

***	Also represents cost for federal income tax purposes.

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
February 28, 2006

ASSETS
Investments, (at amortized cost which approximates market value (identified and tax
cost—$1,449,054,483))	$1,449,054,483
Cash	276
Prepaid expenses	79,907

TOTAL ASSETS	1,449,134,666

LIABILITIES
Dividends payable	1,873,657
Due to affiliates—Note B
Investment advisory fee	321,074
Shareholder servicing fee	279,196
Administrative fee	200,600
Accrued directors’ fees	47,354
Accrued expenses	72,690

TOTAL LIABILITIES	2,794,571

NET ASSETS	$1,446,340,095

Shares of beneficial interest outstanding	1,446,340,095

Net asset value, offering and redemption price per share
(net assets ÷ shares of beneficial interest outstanding)	$1.00

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
For the six months ended February 28, 2006

INVESTMENT INCOME
Interest	$27,836,622

EXPENSES
Investment advisory fee—Note B	2,063,000
Shareholder servicing fee—Note B	1,753,068
Administrative fee—Note B	1,262,209
Printing and other expenses	138,142
Legal and audit fees	107,430
Custodian fees and expenses	79,220
Directors’ fees	62,115
Insurance expense	60,260
Transfer agent fees and expenses	22,940
Registration fees	21,510

Total expenses	5,569,894

Net investment income	22,266,728

Net increase in net assets resulting from operations	$22,266,728

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six
	months ended	For the
	February 28,	year ended
	2006	August 31,
	(UNAUDITED)	2005

FROM OPERATIONS
Net investment income	$22,266,728	$23,975,071

Net increase in net assets resulting from operations	22,266,728	23,975,071

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income	(22,266,728)	(23,975,071)

Total dividends	(22,266,728)	(23,975,071)

FROM CAPITAL SHARE TRANSACTIONS
Net capital share transactions (at $1.00 per share)—Note C	67,848,579	(49,051,561)

NET ASSETS
Beginning of period	1,378,491,516	1,427,543,077

End of period	$1,446,340,095	$1,378,491,516

See notes to financial statements.

FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2005, 2004, 2003 and 2002 information has been audited by Deloitte & Touche LLP. The 2001 information was audited by another independent registered public accounting firm, whose report expressed an unqualified opinion. It should be read in conjunction with the financial statements and notes thereto.

	For the six
	months ended
	February 28,	For the year ended August 31,
	2006
	(UNAUDITED)	2005		2004		2003		2002	2001

Net asset value,
beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	.02	.02	(a)	.01	(a)	.01	(a)	.01	.05

Total from investment
operations	.02	.02		.01		.01		.01	.05

Less distributions:
From net investment
income	(.02)	(.02)		(.01)		(.01)		(.01)	(.05)

Total distributions	(.02)	(.02)		(.01)		(.01)		(.01)	(.05)

Net asset value,
end of period	$1.00	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	1.58%	1.70%		.53%		.63%		1.44%	5.14%

SUPPLEMENTAL DATA
Net assets, end of period
(000’s omitted)	$1,446,340	$1,378,492		$1,427,543		$1,607,234		$1,667,245	$1,930,645
RATIOS TO AVERAGE
NET ASSETS
Operating expenses	79%*	.79%	(b)	.58%	(c)	.69%	(d)	.65%	.44%
Net investment income	3.97%*	1.69%	(b)	.53%	(c)	.65%	(d)	1.53%	4.92%

(a)	Net of voluntary investment advisory fee waiver by the Adviser.
(b)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been unchanged at .79% and 1.69%, respectively, for the year ended August 31, 2005.

(c)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been .78% and .33%, respectively, for the year ended August 31, 2004.

(d)
Net of voluntary investment advisory fee waiver by the Adviser. If the Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been .77% and .57%, respectively, for the year ended August 31, 2003.

*	Annualized

See notes to financial statements.

HILLIARD-LYONS GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
FEBRUARY 28, 2006

NOTE A—ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.The Fund was incorporated in June 1980 under the laws of the state of Maryland. The primary investment objective of the Fund is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities in accordance with Rule 2a-7 of the 1940 Act. Securities are valued at cost when purchased, and thereafter a constant proportionate amortization of any discount or premium, if any, is recorded until maturity of the security. The Board of Directors (the “Board”) monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

Repurchase Agreements: Repurchase agreements are fully collateralized by securities issued by the U.S. Treasury and U.S. Government Sponsored Enterprises. It is the policy of the Fund to take possession of collateral. U.S. Treasury and U.S. Government Sponsored Enterprises pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record daily and is paid monthly. The tax character of distributions paid during 2005 and 2004 was as follows:

	For the year ended August 31,

	2005	2004

Distributions paid
from
Ordinary income	$23,975,071	$8,116,146

Total distribution	$23,975,071	$8,116,146

InvestmentTransactions: Investment transactions are accounted for on the date the securities are bought or sold. Income is accrued daily. Interest income and expenses are recorded on the accrual basis. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B—INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On June 22, 2005, the Fund renewed its investment advisory agreement with J.J.B Hilliard W.L. Lyons, Inc. (the “Adviser”). Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund’s investment objectives, policies and restrictions; subject, however,

HILLIARD-LYONS GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS—continued
(UNAUDITED)
FEBRUARY 28, 2006

to the general supervision and control of the Fund’s Board. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million.There was no reimbursement required for the six months ended February 28, 2006.

The Fund has entered into a separate Omnibus Account Agreement (the “Omnibus Agreement”) with the Adviser to provide shareholder and administration services to the Fund. Under the Omnibus Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including, but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the Fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Omnibus Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .25% of the Fund’s average daily net assets for shareholder services and .18% of the Fund’s average daily net assets for administration services.

No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $10,000 and the audit committee chairman an annual retainer of $3,000, a fee of $2,000 for each board or committee meeting attended, and all expenses the directors incur in attending meetings.

Total fees paid to directors for the six months ended February 28, 2006 were $43,416.36. Transfer agent fees are paid to State Street Bank & Trust Co.

NOTE C—CAPITAL STOCK

At February 28, 2006, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,431,876,694. Each transaction in Fund shares was at the net asset value of $1.00 per share. The dollar amount represented is the same as the shares shown below for such transactions.

	For the six	For the
	months ended	year ended
	February 28,	August 31,
	2006	2005

Shares sold	2,886,995,939	5,543,740,554
Shares issued to
shareholders in
reinvestment of
dividends	21,384,216	22,176,963
Less shares
repurchased	(2,840,531,576)	(5,614,969,078)

Net increase
(decrease) in
capital
shares	67,848,579	(49,051,561)

NOTE D—INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

HILLIARD-LYONS GOVERNMENT FUND, INC.

Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Investment Adviser, Administrator
and Distributor

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(502) 588-8400

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1912
Boston, Massachusetts 02105

Legal Counsel

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent
Registered Public Accounting Firm

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

DIRECTORS AND OFFICERS
BOARD OF DIRECTORS

Lindy B. Street – Chairperson
William A. Blodgett, Jr.
Samuel G. Miller
J. Robert Shine
Gregory A. Wells

OFFICERS

Joseph C. Curry, Jr. – President

Dianna P. Wengler – Vice President
and Treasurer

Edward J. Veilleux – Vice President
and Chief Compliance Officer

Stephanie J. Ferree – Secretary
Hilliard-Lyons Government Fund, Inc. Semi-Annual Report February 28, 2006

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under Exchange Act.

(b) There have been no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics. Not applicable

	(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940. Filed herewith.

	(a)(3)	Not applicable.

	(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HILLIARD-LYONS GOVERNMENT FUND, INC.
By (Signature and Title)	/s/ Joseph C. Curry, Jr.

Joseph C. Curry, Jr.
President
Date: April 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Dianna P. Wengler

Dianna P. Wengler
Vice President and Treasurer
Date: April 17, 2006

By (Signature and Title)	/s/ Joseph C. Curry, Jr.

Joseph C. Curry, Jr.
President
Date: April 17, 2006